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                                                                   EXHIBIT 10.56

                               KOPIN CORPORATION

                           DIRECTOR STOCK OPTION PLAN

                                   AMENDMENT

     Kopin Corporation the ("Company"), pursuant to authority reserved in
Section 9.2 of the Director Stock Option Plan of the Company (the "Plan"), hereby amends the Plan as follows:

     Effective as of February 28, 1997, the date of the adoption by the Board of Directors of the Company of the amendment provided hereby, the first sentence of
Section 5.1 of the Plan is deleted in its entirety and is replaced with the following:

     5.1 The maximum number of Shares that may be issued under the Plan shall be 175,000, subject to adjustment in accordance with the provisions of Section 5.2.

     IN WITNESS WHEREOF, the Company has adopted this Amendment as of the 22/nd/ day of May, 1997 to be effective as hereinabove provided.

                              KOPIN CORPORATION


                              BY: /s/John C. C. Fan
                                 -----------------------------


     The following does not form part of this Amendment but is included solely for information purposes:

Date of Board Approval:        February 28, 1997
Date of Shareholder Approval:  May 22, 1997